Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------


As independent public accountants, we hereby consent to the incorporation by reference of our reports dated March 27, 1998 on UIH Australia/Pacific, Inc. included in this Annual Report on Form 10-K, into previously filed Registration Statement File No. 333-37651.


                                                     ARTHUR ANDERSEN LLP

Denver, Colorado
March 27, 1998